AB EQUITY FUNDS (“Equity Funds”) - AB Growth Fund - AB Large Cap Growth Fund - AB Small Cap Growth Portfolio AB VALUE FUNDS (“Value Funds”) - AB Core Opportunities Fund	AB MUNICIPAL INCOME PORTFOLIOS (“Municipal Portfolios”) - AB Massachusetts Portfolio - AB New York Portfolio - AB Ohio Portfolio

Each of the funds listed above is hereinafter referred to as a “Fund” or, collectively, the “Funds”.

Supplement dated April 25, 2019 to the following Prospectuses, as amended:

Prospectus	Date
Equity Funds	October 31, 2018
Municipal Portfolios	September 28, 2018
Value Funds	February 28, 2019

This Supplement to the Prospectuses concerns the joint meeting of shareholders held in connection with the proposal to approve new investment advisory agreements with AllianceBernstein L.P., the investment adviser to the Funds (the “Adviser”), which was required as a result of certain anticipated changes to the indirect ownership of the Adviser.

* * *

The following supplements the information contained in each Prospectus:

At the adjourned meeting reconvened on April 24, 2019, shareholders of each of the following Funds approved the new and future investment advisory agreements:

AB Growth Fund
AB Large Cap Growth Fund AB Small Cap Growth Portfolio AB Core Opportunities Fund AB Massachusetts Portfolio AB New York Portfolio AB Ohio Portfolio

* * *

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.